OPPENHEIMER HIGH YIELD FUND
             Supplement dated May 15, 1998 to the
               Prospectus dated October 15, 1997

The Prospectus is changed as follows effective June 1, 1998:

1.  Footnote  number 1 under the table  entitled  "Shareholder
Transaction Expenses" on
page 3 is modified to read as follows:

    (1) If you invest $1 million or more ($500,000 or more for purchases "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The first sentence of the paragraph entitled "Hedging Futures" on page 16 is modified to read as follows:

    The Fund may buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures), (2) interest rates (these are referred to as Interest Rate Futures), (3) foreign currencies and (4) commodities (these are referred to as commodity futures).

3. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 26 is modified to read as follows:

    If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.




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4. The fourth  sub-paragraph  of the first  paragraph  in the  section  entitled
"Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 31 is modified to read as follows:

        o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code if the retirement plan has total plan assets of $500,000 or more.

5. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 31 are modified to read as follows:

    If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

6. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 32 is modified to read as follows:

However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The paragraph entitled "Special Arrangements With Dealers" on page 32 is hereby deleted.




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8. The  following  sub-paragraphs  of the section  entitled  "Waivers of Class A
Sales Charges-Waivers of the Class A Contingent Deferred Sales
Charge for Certain Redemptions" on page 35 are deleted:

        o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

        o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of
    1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)

9. The following section is added after the sub-section captioned "Shareholder Transactions by Fax" on page 41:

     OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


May 15, 1998                                        PS0280.016

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                    OPPENHEIMER HIGH YIELD FUND
               Supplement dated May 15, 1998 to the
    Statement of Additional Information dated October 15, 1997

The Statement of Additional Information is changed as follows effective June 1, 1998:

      1. The second sentence of the first paragraph under the section captioned "Purchasing Calls and Puts" on page 15 is deleted.

      2. The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 49 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).


May 15, 1998                                        PX0280.004